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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     The undersigned, acting in the capacity or capacities stated with their respective names below, hereby constitute and appoint NORMAN H. WESLEY, MARK A. ROCHE, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Annual Report on Form 10-K of Fortune Brands, Inc. for the fiscal year ended December 31, 2000, and any and all amendments thereto:

       Signature                  Title                    Date


/s/ Norman H. Wesley
----------------------     Chairman of the Board      February 27, 2001
    Norman H. Wesley         and Chief Executive
                             Officer (principal
                           executive officer) and
                                 Director



/s/ Craig P. Omtvedt
----------------------     Senior Vice President      February 27, 2001
Craig P. Omtvedt            and Chief Financial
                             Officer (principal
                             financial officer)



/s/ Michael R. Mathieson
------------------------    Vice President and        February 27, 2001
Michael R. Mathieson         Chief Accounting
                            Officer (principal
                            accounting officer)



/s/ Patricia O. Ewers
----------------------           Director             February 27, 2001
Patricia O. Ewers



/s/ Thomas C. Hays
----------------------           Director             February 27, 2001
Thomas C. Hays



/s/ John W. Johnstone, Jr.
--------------------------       Director             February 27, 2001
John W. Johnstone, Jr.
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/s/ Sidney Kirschner
----------------------           Director             February 27, 2001
Sidney Kirschner



/s/ Gordon R. Lohman
----------------------           Director             February 27, 2001
Gordon R. Lohman



/s/ Charles H. Pistor, Jr.
--------------------------       Director             February 27, 2001
Charles H. Pistor, Jr.



/s/ Eugene A. Renna
----------------------           Director             February 27, 2001
Eugene A. Renna



/s/ Anne M. Tatlock
----------------------           Director             February 27, 2001
Anne M. Tatlock



/s/ David M. Thomas
----------------------           Director             February 27, 2001
David M. Thomas



/s/ Peter M. Wilson
----------------------           Director             February 27, 2001
Peter M. Wilson